Consolidated Balance Sheets (Parenthetical)	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)
WACOAL HOLDINGS CORP. SHAREHOLDERS' EQUITY (Notes 13 and 22):
Common stock, no par value	$ 0	¥ 0	¥ 0
Common stock, shares authorized	500,000,000	500,000,000	500,000,000
Common stock, shares issued	143,378,085	143,378,085	143,378,085
Treasury stock at cost	2,529,607	2,529,607	2,179,739